UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 31, 2006

Date of Report

(Date of earliest event reported)

Merix Corporation

(Exact Name of Registrant as Specified in Charter)

Oregon	0-23818	93-1135197
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1521 Poplar Lane, Forest Grove, Oregon 97116

(Address of principal executive offices, including Zip Code)

503-359-9300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 31, 2006, Merix Corporation entered into an Executive Severance and Noncompetition Agreement and an Indemnity Agreement, each dated July 31, 2006, with Kelly Lang, Merix’ newly appointed Vice President, Finance.

Under the Executive Severance Agreement, Mr. Lang is eligible to receive a cash payment equal to one year of his annual base salary and certain other severance benefits upon his termination of employment with Merix for a reason other than cause, death or disability. Mr. Lang is entitled to additional benefits upon a termination of his employment following a change of control of Merix. The agreement also includes noncompetition, nonsolicitation and confidentiality covenants by Mr. Lang in favor of Merix.

Under the Indemnity Agreement, Merix agrees to indemnify Mr. Lang for any liability he may incur by reason of his serving as an executive officer of Merix, including liability under the Securities Act of 1933, as amended.

On July 31, 2006, Merix also entered into a compensation arrangement with Mr. Lang pursuant to which he will receive an annual salary of $265,000 and will be eligible to receive a bonus in an amount equal to 60% of his base salary pursuant to our Executive Incentive Plan. Mr. Lang also received a commencement bonus of $50,000. Upon commencement of his employment, Mr. Lang received an award of 10,000 shares of Merix common stock and an option to purchase up to 75,000 shares of Merix common stock under the Merix Corporation 1994 Stock Incentive Plan and is eligible to receive future annual equity grants.

A copy of the Executive Severance and Noncompetition Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by this reference. A copy of the Indemnity Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by this reference.

Mr. Lang will become Merix’ Chief Financial Officer effective after the filing of Merix’ fiscal year 2006 Annual Report on Form 10-K. Merix expects to file its 2006 Annual Report on Form 10-K with the Securities and Exchange Commission on August 10, 2006.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Executive Severance and Noncompetition Agreement dated July 31, 2006 between Merix Corporation and Kelly Lang.

10.2	Indemnity Agreement dated July 31, 2006 between Merix Corporation and Kelly Lang.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2006	/s/ Stephen M. Going
Stephen M. Going
Vice President, General Counsel and Secretary

MERIX CORPORATION

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Executive Severance and Noncompetition Agreement dated July 31, 2006 between Merix Corporation and Kelly Lang.

10.2	Indemnity Agreement dated July 31, 2006 between Merix Corporation and Kelly Lang.